PROCESSING AND SERVICING COSTS (Tables)	12 Months Ended
Dec. 31, 2022
PROCESSING AND SERVICING COSTS.
Schedule of processing and servicing costs

	Year ended December 31,
	2020	2021	2022

	(HK$ in thousands)

Cloud service fee	48,940	122,269	216,140
Market information and data fee	68,274	70,387	79,439
Data transmission fee	23,072	46,289	41,775
System cost	4,476	12,160	28,324
SMS service fee	2,511	1,197	1,018
Others	2,105	4,701	7,144
Total	149,378	257,003	373,840